LOANS:	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
LOANS:
NOTE 8 - LOANS:

a.	Loan from the BIRD foundation

During the second quarter of 2016, the Company repaid the loan received from the Israel United States Binational Industrial Research and Development Foundation (the "BIRD foundation") upon the completion of a certain clinical development. The loan, received in instalments between 2008 and 2011, was denominated in US dollars and linked to the US Consumer Price Index.

b.	Convertible loans:

1)
During the years 2011- 2013 the Company entered into two convertible loan agreements (“2011 loan agreement” and “2012 loan agreement”), with several of its existing shareholders and other lenders, to receive an aggregate amount of $5,096.  The loans bore interest ranging between 6% and 8%.

2)
During the first quarter of 2014, the Company reached an agreement with certain lenders of the 2011 convertible loans that were due to mature during that period, according to which the maturity date of those loans was deferred by one year and the interest rate was increased to 12% for the duration of the deferral period (the “amendment”).

The Company has concluded that the amendment to the terms of the 2011 convertible loans is not considered to be “substantially different” under ASC 470-50, as the difference between the present value of the original loan and the present value of the modified loan was approximately 3.7%. Accordingly, the amendment was accounted for prospectively as yield adjustment, based on the revised terms of the loans.

3)	Accounting treatment of the loans

2011 Convertible Loans: The automatic conversion feature in the loans has been bifurcated and accounted for as an embedded derivative, measured initially and subsequently at fair value with changes in fair value recorded as finance expenses. The bifurcated embedded derivative was presented in the Company's balance sheet on a combined basis with the related host contract. The loans were measured at amortized costs using the effective interest rate method.

2012 Convertible Loans: The automatic conversion feature in the loans was bifurcated and accounted for as an embedded derivative measured initially and subsequently at fair value with changes in fair value recorded as finance expenses. The bifurcated embedded derivative is presented in the Company's balance sheet on a combined basis with the related host contract.

The Company allocated the proceeds from its issuance of a unit consisting of 2012 convertible loans along with ordinary shares between the convertible loans and the ordinary shares based on their relative fair values at the issuance date of the unit. Then, the Company recorded the embedded derivative feature based on its fair value at the issuance date, and the remaining amount (i.e., the proceeds allocated to the convertible loans less the fair value of the embedded derivative feature) was attributed to the convertible loans.

In accordance with ASC 470-20, “Debt with Conversion and Other Options,” the Company determined that a BCF existed at the issuance date of the 2012 convertible loans. The BCF was recorded in equity and the loans net of the amount of BCF assigned to them are measured at amortized costs using the effective interest rate method.

Accordingly, the Company allocated the proceeds from the 2012 loans between these components as follows:

(i)
of the $1,448 of 2012 loans received in 2012, $111 were attributed to the embedded derivative, $839 were attributed to the convertible loans and $498 were attributed to the shares. In addition, an amount of $668 was recognized as a BCF against the 2012 convertible loans, resulting in a presentation of these loans (including the embedded derivative) at a net value of $282 at issuance date. The Company used Level 3 assumptions in arriving at fair value in order to appropriately allocate the proceeds: fair value of the issued shares was $1,214 and fair value of the convertible loans $2,319.

(ii)
of the to $1,500 of 2012 loans received in 2013, $215 were attributed to the embedded derivative, $689 were attributed to the loans and $596 were attributed to the shares. In addition, an amount of $689 was recognized as a BCF against the 2012 convertible loans, resulting in a presentation of these loans (including the embedded derivative) at a net value of $ 215 at issuance date. The Company used Level 3 assumptions in arriving at fair value in order to appropriately allocate the proceeds: fair value of the issued shares was $1,752 and fair value of the convertible loans $2,662.

4)
The 2014 financing round (see Note 9b) was a qualified round for purposes of the 2011 and 2012 convertible loan agreements. Accordingly, all principal and accrued interest outstanding under such loan agreements were converted into a total of 1,010,350 Preferred A Shares and 505,175 warrants to purchase preferred A shares. Refer to note 9d regarding the conversion of the Preferred A Shares and warrants into Ordinary Shares and warrants.

In accordance with the amended convertible loan agreements, the lenders were entitled to receive, upon conversion, a total of 1,010,350 warrants to purchase preferred A shares (hereinafter “the warrants”). However, the lenders, who were also shareholders of the Company, agreed to receive only half of the warrants that they were entitled to receive in accordance with the loan agreements. The value of the waiver of 505,175 warrants, amounting to $686, was recorded as a capital contribution.

Upon the automatic conversion of the convertible loans, the difference at conversion date between their carrying amount (taking into account the balance of the remaining beneficial conversion feature (BCF) the discount from the allocation of proceeds to the Ordinary Shares and the embedded derivatives) and their fixed monetary amount used for conversion in the amount of $3,520, has been recorded in the statements of operations as finance expenses.

c.	Bank Borrowings

During 2014 the Company entered into several finance agreements with a bank in order to finance the purchase of vehicles (hereinafter “the loans”). The loans are denominated in NIS and bear interest at a rate per annum equal to Prime minus 0.5%. The loans are repayable in 36 monthly payments. The total amounts received as part of the agreement were $102.

In order to secure the loans the bank recorded a lien on the Company’s vehicles.